EXHIBIT 10.02

Amendment and Restatement dated April 13, 2011 of Schedule 1 to the Promissory Note dated March 24, 2010 by Universal Supply Group, Inc. in favor of Goodman Company, L.P., Goodman Manufacturing Company, L.P., and Goodman Sales Company in the original principal sum of $2,000,000 (the “Note”).

Schedule 1 to the Note is hereby amended and restated in its entirety to read as set forth in Exhibit 1.

Except as set forth above, the Note is ratified and confirmed in all respects.

Dated: April 13, 2011

UNIVERSAL SUPPLY GROUP, INC.		GOODMAN COMPANY, L.P.

By:	/s/ William Pagano	By:	/s/ Mark M. Dolan
Name: William Pagano, President		Name: Mark M. Dolan
Title: V.P. Corporate Controller & Treasurer

GOODMAN MANUFACTURING COMPANY, L.P.

		By:	/s/ Mark M. Dolan
Name: Mark M. Dolan
Title: V.P. Corporate Controller & Treasurer

GOODMAN SALES COMPANY

		By:	/s/ Mark M. Dolan
Name: Mark M. Dolan
Title: V.P. Corporate Controller & Treasurer

EXHIBIT 1

Schedule 1, as Amended and Restated on April 13, 2011

Pmt Seq #	Date	Payment	Interest	Principal	Balance
	4/24/2011				1,449,233.52
1	4/24/2011	29,195.00	0.00	29,195.00	1,420,038.52
2	5/24/2011	29,195.00	9,466.92	19,728.08	1,400,310.44
3	6/24/2011	29,195.00	9,335.40	19,859.60	1,380,450.84
4	7/24/2011	29,195.00	9,203.01	19,991.99	1,360,458.85
5	8/24/2011	29,195.00	9,069.73	20,125.27	1,340,333.58
6	9/24/2011	29,195.00	8,935.56	20,259.44	1,320,074.14
7	10/24/2011	29,195.00	8,800.49	20,394.51	1,299,679.63
8	11/24/2011	29,195.00	8,664.53	20,530.47	1,279,149.16
9	12/24/2011	29,195.00	8,527.66	20,667.34	1,258,481.82
10	1/24/2012	29,195.00	8,389.88	20,805.12	1,237,676.70
11	2/24/2012	29,195.00	8,251.18	20,943.82	1,216,732.88
12	3/24/2012	29,195.00	8,111.55	21,083.45	1,195,649.43
13	4/24/2012	29,195.00	7,971.00	21,224.00	1,174,425.43
14	5/24/2012	29,195.00	7,829.50	21,365.50	1,153,059.93
15	6/24/2012	29,195.00	7,687.07	21,507.93	1,131,552.00
16	7/24/2012	29,195.00	7,543.68	21,651.32	1,109,900.68
17	8/24/2012	29,195.00	7,399.34	21,795.66	1,088,105.02
18	9/24/2012	29,195.00	7,254.03	21,940.97	1,066,164.05
19	10/24/2012	29,195.00	7,107.76	22,087.24	1,044,076.81
20	11/24/2012	29,195.00	6,960.51	22,234.49	1,021,842.32
21	12/24/2012	29,195.00	6,812.28	22,382.72	999,459.60
22	1/24/2013	29,195.00	6,663.06	22,531.94	976,927.66
23	2/24/2013	29,195.00	6,512.85	22,682.15	954,245.51
24	3/24/2013	960,607.15	6,361.64	954,245.51	0.00
Grand Totals		1,632,092.15	182,858.63	1,449,233.52